                                                                    EXHIBIT 99.4

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD          4
SERVICER REPORT DATE: 10-Feb-00                     BEGINNING:          1-Jan-00
DISTRIBUTION DATE:    15-Feb-00                     ENDING:            31-Jan-00

                     ORIG PRINCIPAL      BEG PRINCIPAL        PRINCIPAL          INTEREST           TOTAL           END PRINCIPAL
                         BALANCE            BALANCE         DISTRIBUTION       DISTRIBUTION      DISTRIBUTION          BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
 CLASS A-1 NOTES    $ 125,000,000.00   $  55,128,334.79     22,415,308.48    $    273,836.60      22,689,145.08    $  32,713,026.31
 CLASS A-2 NOTES    $ 314,000,000.00   $ 314,000,000.00   $          0.00    $  1,711,300.00       1,711,300.00    $ 314,000,000.00
 CLASS A-3 NOTES    $ 196,000,000.00   $ 196,000,000.00   $          0.00    $  1,102,500.00       1,102,500.00    $ 196,000,000.00
 CLASS A-4 NOTES    $ 151,800,000.00   $ 151,800,000.00   $          0.00    $    877,910.00         877,910.00    $ 151,800,000.00
-----------------------------------------------------------------------------------------------------------------------------------
   NOTE TOTALS      $ 786,800,000.00   $ 716,928,334.79   $ 22,415,308.48    $  3,965,546.60   $  26,380,855.08    $ 694,513,026.31
-----------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                       PRINCIPAL           INTEREST        END PRINCIPAL
                     DISTRIBUTION        DISTRIBUTION         BALANCE
-------------------------------------------------------------------------
 CLASS A-1 NOTES       179.32246784        2.19069283        261.70421048
 CLASS A-2 NOTES                  -        5.45000000      1,000.00000000
 CLASS A-3 NOTES                  -        5.62500000      1,000.00000000
 CLASS A-4 NOTES                  -        5.78333333      1,000.00000000
-------------------------------------------------------------------------
   NOTE TOTALS         179.32246784       19.04902616      3,261.70421048
-------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
200 S. Andrews Avenue
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD          4
SERVICER RPT DATE: 10-Feb-00                        BEGINNING:          1-Jan-00
DISTRIBUTION DATE: 15-Feb-00                        ENDING:            31-Jan-00

     I. Note Distributable Amounts

                Principal          Interest            Total        Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
             ----------------------------------------------------------------------------------------------------------------------
CLASS A-1    $ 22,415,308.48    $   273,836.60    $ 22,689,145.08  $        179.32246784  $       2.19069283   $       181.51316067
CLASS A-2    $             -    $ 1,711,300.00    $  1,711,300.00  $                   -  $       5.45000000   $         5.45000000
CLASS A-3    $             -    $ 1,102,500.00    $  1,102,500.00  $                   -  $       5.62500000   $         5.62500000
CLASS A-4    $             -    $   877,910.00    $    877,910.00  $                   -  $       5.78333333   $         5.78333333
             ----------------------------------------------------------------------------------------------------------------------
  TOTAL      $ 22,415,308.48    $ 3,965,546.60    $ 26,380,855.08  $        179.32246784  $      19.04902616   $       198.37149400

     II.   Pool Balance at the end of the Collection Period                                                        $ 702,459,237.01

     III.  Insurance Premium                                                                                       $     118,646.00

     IV.   Spread Account Balance
                          (A) Balance after Deposits/Withdrawals for prior Distribution Date                       $  20,157,671.41
                          (B) Balance after Deposits/Withdrawals for current Distribution Date                     $  21,700,367.18

     V.    Spread Account Required Amount                                                                          $  21,073,777.11

     VI.   Spread Account Withdrawals
                          (A) Withdrawal to make required payments under 4.03                                      $              0
                          (B) Withdrawal to reimburse Preference Amounts (to Insurer)                              $              0

     VII.  Servicing Fee                                                                                                 604,062.12

     VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                         $              0

     IX.   Indenture Trustee Fees not paid by Servicer or from Available Funds                                     $              0

     X.    Available Funds                                                                                         $  28,575,253.18

     XI.   Insured Payment (if any)                                                                                $              0

     XII.  Note Principal and Interest Carryover Shortfalls

                               Note Principal              Note Interest
                           Carryover Shortfall          Carryover Shortfall                Total
                        -------------------------------------------------------------------------------------
          CLASS A-1     $                    0.00   $                     0.00   $                       0.00
          CLASS A-2     $                    0.00   $                     0.00   $                       0.00
          CLASS A-3     $                    0.00   $                     0.00   $                       0.00
          CLASS A-4     $                    0.00   $                     0.00   $                       0.00
                        -------------------------------------------------------------------------------------
            TOTAL       $                    0.00   $                     0.00   $                       0.00

     XIII.Change in Note Principal and Interest Carryover Shortfalls From Prior
          Period

                        Current Distribution Date    Prior Distribution Date
                              Note Principal               Note Principal               Change in Note
                           Carryover Shortfall          Carryover Shortfall     Principal Carryover Shortfall
                        -------------------------------------------------------------------------------------
          CLASS A-1     $                    0.00   $                     0.00   $                       0.00
          CLASS A-2     $                    0.00   $                     0.00   $                       0.00
          CLASS A-3     $                    0.00   $                     0.00   $                       0.00
          CLASS A-4     $                    0.00   $                     0.00   $                       0.00
                        -------------------------------------------------------------------------------------
            TOTAL       $                    0.00   $                     0.00   $                       0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD          4
SERVICER RPT DATE: 10-Feb-00                        BEGINNING:          1-Jan-00
DISTRIBUTION DATE: 15-Feb-00                        ENDING:            31-Jan-00

                         Prior Distribution Date    Current Distribution Date
                              Note Interest               Note Interest                 Change in Note
                           Carryover Shortfall         Carryover Shortfall       Interest Carryover Shortfall
                        -------------------------------------------------------------------------------------
          CLASS A-1     $                    0.00   $                     0.00   $                       0.00
          CLASS A-2     $                    0.00   $                     0.00   $                       0.00
          CLASS A-3     $                    0.00   $                     0.00   $                       0.00
          CLASS A-4     $                    0.00   $                     0.00   $                       0.00
                        -------------------------------------------------------------------------------------
            TOTAL       $                    0.00   $                     0.00   $                       0.00

     IX.  Delinquency Ratio

               A. Delinquency Statistics

                Days                                            Outstanding                        Past Due
             Delinquent                   Units                   Principal                         Amount
          ---------------------------------------------------------------------------------------------------
              31- 60                          903                11,752,186.73                     601,153.58
              61- 90                          186                 2,395,785.69                     177,964.41
             91- 120                           50                     530874.8                       60642.42
               121+                             9                        51778                       11479.25
          ---------------------------------------------------------------------------------------------------
              TOTAL                         1,148                14,730,625.22                     851,239.66

               B. Delinquency Percentage
                    (1) Outstanding Principal Balance for Delinquency => 30Days                                    $  14,730,625.22
                    (2) Pool Principal Balance Beginning of Collection Period                                      $ 724,874,545.49
                    (3) Delinquency Percentage (Line 1/Line 2)                                                                 2.03%

     X.   Principal Balance of repossessed Financed Vehicles                                         Units             Principal
                                                                                               ----------------    ----------------
                                                                                                            179    $   2,496,452.94

     XI.   Liquidation Proceeds received for Defaulted Contracts                                                   $     539,660.30

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD          4
SERVICER RPT DATE: 10-Feb-00                        BEGINNING:          1-Jan-00
DISTRIBUTION DATE: 15-Feb-00                        ENDING:            31-Jan-00

I. POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                                                           794,746,210.70

B.   Beginning of Period Outstanding Pool Balance                                                                    724,874,545.49

C.   Monthly Principal Amounts

     (1)  Monthly Scheduled Payments                                                                                  13,229,833.12
     (2)  Full Prepayments (excluding Purchased Receivables)                                                           7,758,407.66
     (3)  Receivables becoming Liquidated Receivables during period                                                    1,440,943.48
     (4)  Receivables becoming Purchased Receivables during period                                                                -
     (5)  Other Receivables adjustments                                                                                  (13,875.78)

     Total Monthly Principal Amounts                                                                                  22,415,308.48

D.   Total Monthly Payments allocable to Interest                                                                      6,872,328.21

E.   End of period Outstanding Pool Balance                                                                          702,459,237.01

F.   Pool Factor                                                                                                           0.883879

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                            Class A-1           Class A-2          Class A-3           Class A-4
                                                          -------------      --------------    ----------------    ----------------
A.   Beginning of period Outstanding Principal Balance    55,128,334.79      314,000,000.00      196,000,000.00      151,800,000.00

B.   Noteholders' Principal Distributable Amount          22,415,308.48                0.00                0.00                0.00
C.   Noteholders' Interest Distributable Amount              273,836.60        1,711,300.00        1,102,500.00          877,910.00
                                                          -------------------------------------------------------------------------
D.   Note Distributable Amount                            22,689,145.08        1,711,300.00        1,102,500.00          877,910.00
E.   Note Principal Carryover Shortfall                               0                   0                   0                   0
F.   Note Interest Carryover Shortfall                                0                   0                   0                   0
G.   Insured Payment                                                  0                   0                   0                   0

H.   End of period Outstanding Principal Balance          32,713,026.31      314,000,000.00      196,000,000.00      151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

     A. Available Funds in Collection Account:

               (1)  Monthly Scheduled Payments on Receivables
                     during period (including partial prepays)
                      (a)  Principal                                                                                  13,229,833.12
                      (b)  Interest                                                                                    6,762,465.62
               (2)  Full Prepayments collected during period
                      (a)  Principal                                                                                   7,326,716.91
                      (b)  Interest                                                                                       73,567.52
               (3)  Net Liquidation Proceeds collected
                     during period                                                                                       616,518.68
               (4)  Net Insurance Proceeds collected during period
                      (a)  Principal                                                                                     431,690.75
                      (b)  Interest                                                                                        5,406.57
               (5)  Purchase Amounts deposited in Collection Account                                                              0
               (6)  Investment Earnings - Collection Account                                                             129,054.01

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD          4
SERVICER RPT DATE: 10-Feb-00                        BEGINNING:          1-Jan-00
DISTRIBUTION DATE: 15-Feb-00                        ENDING:            31-Jan-00

                Total Available Funds in Collection Account                                                           28,575,253.18

     B. Available Funds in Payment Account:

               (1)  Available Funds transferred from Collection Account                                            $  28,575,253.18
               (2)  Amount withdrawn from Spread Account and deposited to Payment Account                          $              -
               (3)  Insured Payment deposited to Payment Account                                                   $              -

               Total Available Funds in Payment Account                                                            $  28,575,253.18

     C. Distributions from Payment Account:

               (1)  Monthly Servicing Fee                                                                                604,062.12
               (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                                      0
               (3)  Owner Trustee Fees (if paid from Available Funds)                                                             0
               (4)  Indenture Trustee Fees (if paid from Available Funds)                                                         0
               (5)  Insurance Premium                                                                                    118,646.00
               (6)  Note Interest Distributable Amount
                         (a)    Class A - 1                                                                              273,836.60
                         (b)    Class A - 2                                                                            1,711,300.00
                         (c)    Class A - 3                                                                            1,102,500.00
                         (d)    Class A - 4                                                                              877,910.00
               (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
                         (a)    Class A - 1                                                                                       0
                         (b)    Class A - 2                                                                                       0
                         (c)    Class A - 3                                                                                       0
                         (d)    Class A - 4                                                                                       0
               (8)  Note Principal Distributable Amount
                         (a)    Class A - 1                                                                           22,415,308.48
                         (b)    Class A - 2                                                                                       0
                         (c)    Class A - 3                                                                                       0
                         (d)    Class A - 4                                                                                       0
               (9)  Reimbursement Amounts Owing to Insurer                                                                        0
               (10) Spread Account Deposit (to increase to Required Amount)                                            1,471,689.97
               (11) Indenture or Owner Trustee Fees (not paid under C)                                                            0
               (12) Re-Liening Expenses                                                                                           0
                     (To the extent not paid by Servicer)
               (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                           0
               (14) After Servicer Default, remaining Available Funds deposited in Note Distribution Account                      0

               Total Distributions                                                                                    28,575,253.18

     D. Excess Available Funds  (or shortfall )                                                                                   -

     E. Remaining Available Funds to holder of Residual Interest Certificate                                                      0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

            A. Available Funds Transferred from Collection Account to Payment Account                              $  28,575,253.18
            B. Distributions required under 4.03 (a)(i) through (vii)                                              $  27,103,563.21
            C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                                 0
            D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                     0

V. SPREAD ACCOUNT BALANCE

            A. Spread Account Balance After Deposit/Disbursements
                    (1)  Beginning Spread Account Balance                                                          $  20,157,671.41
                    (2)  Investment Income Deposited to Spread Account                                             $      71,005.79

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD          4
SERVICER RPT DATE: 10-Feb-00                        BEGINNING:          1-Jan-00
DISTRIBUTION DATE: 15-Feb-00                        ENDING:            31-Jan-00

                    (3)  Withdrawal to make required payments under 4.03                                                          0
                    (4)  Withdrawal to reimburse Preference Amounts (to Insurer)                                                  0
                    (5)  Deposit to Spread Account after Disbursements                                             $   1,471,689.97
                    (6)  Spread Account Balance after Deposit/Disbursments                                         $  21,700,367.18

            B. Spread Account Required Amount                                                                      $  21,073,777.11

                    (1) 3% of Pool Balance                                                                         $  21,073,777.11
                    But in no event less than the lesser of (a) or (b)
                              (a) .5% of Original Pool Balance                                                     $   3,973,731.05
                              (b) Outstanding Principal Amount of All Notes                                        $ 694,513,026.31

            C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                                  0

            D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                                626,590.07

VI. INSURED PAYMENTS

            A. Available Funds Transferred from Collection Account to Payment Account                              $  28,575,253.18
            B. Available Funds Transferred from Spread Account to Payment Account                                  $              0
            C. Note Interest Distributable Amount                                                                      3,965,546.60
            D. Guaranteed Note Principal Amount                                                                    $              0
            E. Deficiency Amount                                                                                   $              0
                (Min:(Lines A+B-C-D) and $0.00)                                                                    $              0
            F. Preference Amount                                                                                   $              0
            G. Insured Payment (lines E+F)                                                                         $              0

                          Note Principal             Note Interest
                       Carryover Shortfall        Carryover Shortfall                  Total
     CLASS A-1      $                    0.00   $                  0.00    $                        0.00
     CLASS A-2      $                    0.00   $                  0.00    $                        0.00
     CLASS A-3      $                    0.00   $                  0.00    $                        0.00
     CLASS A-4      $                    0.00   $                  0.00    $                        0.00
     ---------------------------------------------------------------------------------------------------
      TOTAL         $                    0.00   $                  0.00    $                        0.00

                    Current Distribution Date   Prior Distribution Date
                          Note Principal             Note Principal                Change in Note
                       Carryover Shortfall        Carryover Shortfall      Principal Carryover Shortfall
     CLASS A-1      $                    0.00   $                  0.00    $                        0.00
     CLASS A-2      $                    0.00   $                  0.00    $                        0.00
     CLASS A-3      $                    0.00   $                  0.00    $                        0.00
     CLASS A-4      $                    0.00   $                  0.00    $                        0.00
     ---------------------------------------------------------------------------------------------------
      TOTAL         $                    0.00   $                  0.00    $                        0.00

                    Current Distribution Date   Prior Distribution Date
                          Note Interest              Note Interest                Change in Note
                       Carryover Shortfall        Carryover Shortfall      Interest Carryover Shortfall
     CLASS A-1      $                    0.00   $                  0.00    $                        0.00
     CLASS A-2      $                    0.00   $                  0.00    $                        0.00
     CLASS A-3      $                    0.00   $                  0.00    $                        0.00
     CLASS A-4      $                    0.00   $                  0.00    $                        0.00
     ---------------------------------------------------------------------------------------------------
      TOTAL         $                    0.00   $                  0.00    $                        0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                             $   1,343,125.83

VIII. DELINQUENCY RATIO

            A. Delinquency Statistics

        Days                                           Outstanding                     Past Due
     Delinquent                         Units            Principal                      Amount
     ---------------------------------------------------------------------------------------------------
       31- 60                             903   $         11,752,186.73    $                  601,153.58
       61- 90                             186   $          2,395,785.69    $                  177,964.41
       91- 120                             50   $            530,874.80    $                   60,642.42
        121+                                9   $             51,778.00    $                   11,479.25
     ---------------------------------------------------------------------------------------------------
       TOTAL                            1,148             14,730,625.22                       851,239.66

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD          4
SERVICER RPT DATE: 10-Feb-00                        BEGINNING:          1-Jan-00
DISTRIBUTION DATE: 15-Feb-00                        ENDING:            31-Jan-00

            B. Delinquency Percentage

               (1) Outstanding Principal Balance for Delinquency => 30Days                                         $  14,730,625.22
               (2) Pool Principal Balance Beginning of Collection Period                                           $ 724,874,545.49
               (3) Delinquency Percentage (Line 1/Line 2)                                                                      2.03%

IX. CUMULATIVE NET LOSS RATIO

                    (1)  Principal Balance of Defaulted Contracts in current Collection Period                     $   1,440,943.48
                    (2)  Cumulative Defaulted Contracts Including
                          Defaulted Contracts in current Collection Period                                         $   1,615,993.68
                    (3)  Net Liquidation Proceeds collected during current Collection Period                       $     616,518.68
                    (4)  Cumulative Net Liquidation Proceeds Including
                          Net Liquidation Proceeds in current Collection Period                                    $     803,491.80
                    (5)  Original Pool Balance                                                                     $ 794,746,210.70
                    (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                                0.102%

X. REPOSSESSED INVENTORY

                                                                                                        Units         Principal
                                                                                                   --------------  ----------------
                    A. Principal Balance of repossessed Financed Vehicles (beg.)                              159      2,185,900.85
                    B. Repossessed Financed Vehicles (Principal)                                                   $   1,692,232.62
                    C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                      $     539,660.30
                    D. Realized losses on sale of repossessed Financed Vehicles (Principal)                        $     842,020.23
                                                                                                   --------------------------------
                    E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                    179  $   2,496,452.94

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of February, 2000


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Officer